EXHIBIT 10.7
                               AMENDMENT NO. 5 TO
                        AGREEMENT OF LIMITED PARTNERSHIP

        This Amendment No. 5 to Agreement of Limited Partnership (this "Amendment") is entered into as of the 30th day of August, 1996, by and between OEDC EXPLORATION & PRODUCTION, L.P., a Texas limited partnership ("OEDC") and ENRON FINANCE CORP., a Delaware corporation ("EFC").

        Reference is hereby made for all purposes to that certain Agreement of Limited Partnership dated March 2, 1993 creating South Dauphin Partners Ltd., a Texas limited partnership (the "Partnership"), as amended by (i) that certain Agreement Regarding Partnership dated May 18, 1993, (ii) that certain Amendment No. 1 to Agreement of Limited Partnership dated August 10, 1993, (iii) that certain Amendment No. 2 to Agreement of Limited Partnership dated October 1, 1993, (iv) that certain Amendment No. 3 to Agreement of Limited Partnership dated December 21, 1993 and (v) that certain Amendment No. 4 to Agreement of Limited Partnership dated March 30, 1994, all by and between OEDC and EFC (such documents being collectively herein referred to as the "Partnership Agreement"). Capitalized terms used but not defined herein shall have the meaning set forth in the Partnership Agreement.

        1. INTRODUCTION. OEDC and EFC desire to amend the Partnership Agreement to reflect changes to the change of control provisions.

        2.     AMENDMENTS.

               2.1 SECTION 3.05. Section 3.05 of the Partnership Agreement is hereby amended by deleting the second sentence of Section 3.05 and substituting the following in place thereof:

               Further, if (i) OEDC Partners, L.P. ceases to own a 99% limited partnership interest in OEDC, (ii) OEDC, Inc. ceases to own a 1% general partnership interest in OEDC, or (iii) if any two of David B. Strassner, Douglas H. Kiesewetter or R. Keith Anderson are not the principal officers in charge of managing the day-to-day operations of OEDC, then EFC shall have the rights set forth in Section 7.03.

        3. ENTIRE AGREEMENT. Except as expressly set forth in this Amendment, the Partnership Agreement is in full force and effect.

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        4.     MULTIPLE COUNTERPARTS. This Amendment may be executed in any number of counterparts, anyone of which may contain the signature of any party hereto and all of which, when taken together, shall constitute the fully executed Amendment.

        Executed as of the date first above written.

                                            OEDC EXPLORATION & PRODUCTION, L.P.,
                                            as a General Partner and a Limited
                                            Partner of South Dauphin Partners,
                                            Ltd., by OEDC, Inc., its General
                                            Partner

                                            By: /s/ DOUGLAS H. KIESEWETTER
                                                   Douglas H. Kiesewetter
                                                   Vice President

                                            ENRON FINANCE CORP., as a Limited
                                            Partner of South Dauphin Partners,
                                            Ltd.

                                            By:   /s/ WYNNE SNOOTS, JR.
                                            Name:     Wynne Snoots, Jr.
                                            Title:    Vice President

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